Exhibit 10.63

Exhibit 10.63 as filed with 10-K	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Confidential

FIFTH AMENDMENT TO LICENSING AND MARKETING AGREEMENT

This FIFTH AMENDMENT TO THE LICENSING AND MARKETING AGREEMENT (this “Fifth Amendment”) is made and entered into as of February 15, 2008 by and among Comcast STB Software DVR, LLC, Comcast Corporation, and TiVo Inc. (collectively, the “Parties”).

RECITALS

WHEREAS, the Parties entered into that certain Licensing and Marketing Agreement having an effective date of March 15, 2005 (the “Agreement”);

WHEREAS, the Parties have previously amended the Agreement via that certain First Amendment dated March 27, 2006, that certain Second Amendment dated October 23, 2006, that certain Third Amendment dated June 22, 2007 and that certain Fourth Amendment dated August 27, 2007;

WHEREAS, in accordance with the provisions of Section 6.4 of the Agreement, TiVo and Licensee are entering into a Project Change Request with respect to the Initial TIMS Statement of Work (the “TIMS PCR”) relating to an extension of the TIMS Acceptance Deadline and a deferral of the Additional Features (as defined herein) from Phase 1 of the TIMS Solution to Phase 2 of the TIMS Solution, all as described in greater detail in such TIMS PCR; and

WHEREAS, concurrently with entering into the TIMS PCR, the Parties wish to further modify and amend the Agreement as explicitly set forth in this Fifth Amendment.

NOW, THEREFORE, the Parties agree as follows:

AGREEMENT

Unless stated otherwise, capitalized terms used herein shall have the meanings set forth in the Agreement.

1.	TIMS ACCEPTANCE; DEFERRAL OF CERTAIN OBLIGATIONS.

1.1     Section 9.1 of the Agreement is hereby amended by deleting “Following final Comcast acceptance of the initial TIMS Solution (“Comcast TIMS Acceptance”)” and replacing it with “Following the earlier of (x) the date that is [*] after the TIMS Acceptance Deadline or (y) the date of final Comcast acceptance of the Additional Features (such earlier date, the “Comcast TIMS Trigger Date”)”.

1.2     Sections 9.6(c) and 15.2(f)(i) of the Agreement are hereby amended by deleting the references to [*] contained in such Sections and replacing each of them with [*].

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential

1.3     Section 9.8 of the Agreement is hereby amended by deleting “If Comcast TIMS Acceptance has occurred and” and replacing it with “If, following the Comcast TIMS Trigger Date,”.

1.4     Exhibit A of the Agreement is hereby amended by (a) deleting the definition of “Comcast TIMS Acceptance” and replacing it with ““Comcast TIMS Acceptance” shall mean final Comcast acceptance of the initial TIMS Solution.”, and (b) adding the following additional definitions: (i) “Additional Features” shall mean, with respect to the TIMS Solution, (x) [*] and (y) [*].”, and (ii) ““Comcast TIMS Trigger Date” shall have the meaning defined in Section 9.1.”.

2.     NO FIELD TRIALS. Clause (x) of Section 6.1(b)(vi) of the Agreement is hereby amended by deleting the words “and field trial”.

3.     EFFECT OF AMENDMENT. Except as expressly modified herein, all other terms and conditions of the Agreement remain in full force and effect. Except as and to the extent amended hereby, the Agreement is hereby ratified and affirmed in all respects.

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[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential

IN WITNESS WHEREOF, the undersigned Parties have caused this Fifth Amendment to be executed by their duly authorized representatives.

COMCAST CORPORATION		COMCAST STB SOFTWARE DVR, LLC		TIVO INC.
By:	/s/ Arthur R. Block	By:	/s/ James P. McCue	By:	/s/ Jeff Klugman
Name:	Arthur R. Block	Name:	James P. McCue	Name:	Jeff Klugman
Title:	Senior Vice President	Title:	President	Title:	Senior Vice President
Date:	2/15/2008	Date:	2/15/2008	Date:	2/15/2008

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